UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 28, 2013

INDEPENDENCE ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-54323	20-3866475
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3020 Old Ranch Parkway, Suite 300, Seal Beach, CA		90740
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (562) 799-5588

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement

On February 28, 2013, our company entered into a Compromise, Settlement and Property Exchange Agreement with MontCrest Energy, Inc. and Black Strata, LLC.  Pursuant to the terms of the agreement, we transferred to MontCrest Energy, Inc. our 25% working interests in Wells 105, 106, 113 and 115 of the Coleman County South Lease(s) located in Coleman County, Texas, in consideration of a 100% interest in approximately 1,400 acres of the Coleman County South Lease held by Black Strata, LLC.

The description of the agreement contained in this Item 1.01 is a summary and is qualified in its entirety by reference to the copy of the agreement is attached hereto as an exhibit, and which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

10.1 Compromise, Settlement and Property Exchange Agreement, dated for reference February 25, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENCE ENERGY CORP.

/s/ Gregory C. Rotelli
Gregory C. Rotelli
President and Director

Date: March 6, 2013